Exhibit 10.2

Confidential information redacted and filed separately with the Commission.

Omitted portions indicated by [***].

Amendment to Contract Manufacturing and Packaging Agreement

This Amendment (the “Amendment”) dated as of September 25, 2012 to the Contract Manufacturing and Packaging Agreement by and between Annie’s Enterprises, Inc. d/b/a Annie’s Naturals (“Customer”) and Chelten House Products, Inc. (“Manufacturer”) dated May 29, 2009 (the “Agreement”), each a “Party” and together the “Parties.” All capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, Customer and Manufacturer desire to amend the Agreement as provided herein;

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. In Section 5 of the Agreement entitled “Price and Payment Terms” the second paragraph of the Subsection entitled “Price” is hereby deleted in its entirety and the following is inserted in place thereof:

The conversion costs per case are set forth on Schedule A.

Ninety (90) days prior to the end of the Extension Term and each Renewal Term of this Agreement, Manufacturer shall provide a proposed Schedule A with conversion costs for the succeeding Renewal Term with sufficient supporting documentation and Manufacturer will allow Customer to inspect and verify the documentation during normal business hours upon reasonable notice to the Manufacturer. The Parties shall negotiate the conversion costs for the new Renewal Term in good faith. In the event mutually acceptable conversion costs cannot be reached within thirty (30) days of renewal, Customer may elect to exclude a specific Product from the revised Schedule A or either Party may elect to terminate this Agreement on 120 days’ notice. All orders during the 120-day notice period will reflect the revised Schedule A pricing proposed by the Manufacturer.

2. The second sentence of Section 6 of the Agreement entitled “Term” is hereby deleted in its entirety and the following is inserted in place thereof:

At the completion of the initial Term of this Agreement, this Agreement shall continue thereafter in full force and effect for a period of five (5) years commencing on October 1, 2012 and continuing through September 30, 2017 (the “Extension Term”). This Agreement shall thereafter renew automatically for subsequent one (1) year periods (each, a “Renewal Term”), unless either Party provides written notice of non-renewal to the other Party at least 180 days prior to the expiration of the then-current term. In the event that either Party gives a non-renewal notice, Customer shall have the right to require Manufacturer to continue to manufacture Products for up to 90 days following the expiration date on the same terms as in effect prior to expiration.

3. Schedule A is hereby deleted in its entirety and the attached new Schedule A is inserted in place thereof.

Customer and Manufacturer acknowledge, agree and confirm that the Agreement shall remain in full force in effect in accordance with its terms, except as specifically modified herein.

Confidential Treatment Requested

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal as of the date first above written.

ANNIE’S ENTERPRISES, INC.		CHELTEN HOUSE PRODUCTS, INC.

By:	/s/ John Foraker	By:	/s/ Steve Dabrow
	John Foraker	Print Name:	Steve Dabrow
	President	Print Title:	CEO

Confidential Treatment Requested

Material Handling Upcharge

[***]% of Manufacturer Purchased Materials Costs

Conversion Costs per Case

Pack	Year 1			Year 2			Yrs. 3-4			Yrs. 5-6			Yrs. 7-8
6/8 oz	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
12/8 oz	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
6/16 oz	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
6/12 oz Round	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
12/12 oz	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
12/5 oz	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
6/1 Liter	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]

Facility

607 Heron Drive

Bridgeport, NJ 08014

Production Test Fees

1/2 Day	$[***]
Full Day	$[***]

(plus the [***] used)

Confidential Information Redacted	Confidential Treatment Requested